Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Vision Acquisition VI, Inc. (the "Company") on Form 10-QSB for the period ended May 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Antti William Uusiheimala, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Antti William Uusiheimala
Antti William Uusiheimala
Principal Executive Officer
July 9, 2008